UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2020

ENDOLOGIX, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-28440	68-0328265
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2 Musick, Irvine, CA	92618
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (949) 595-7200

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	ELGX	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Chief Financial Officer

On June 15, 2020, Vaseem Mahboob, Chief Financial Officer of Endologix, Inc. (the “Company”), delivered his resignation to the Company, effective July 1, 2020, in order to pursue other opportunities.

Appointment of Interim Chief Financial Officer and Principal Accounting Officer

On June 18, 2020, the Board of Directors of the Company (the “Board”) appointed Cindy Pinto, the Company’s current Vice President, Financial Planning and Analysis, as interim Chief Financial Officer and principal financial officer of the Company, and Tim Brady, the Company’s current Controller, as Corporate Secretary and the Company’s principal accounting officer, each to be effective upon Mr. Mahboob’s resignation on July 1, 2020.

Ms. Pinto, age 52, has served as the Company’s Vice President, Financial Planning and Analysis, since October 2018. Prior to that, Ms. Pinto served as the Company’s Senior Finance Director from February 2016 through September 2018 and as Finance Director from September 2014 through January 2016. Prior to joining the Company, Ms. Pinto served as Finance Director at Covidien. Ms. Pinto received a BS in Accounting from Villanova University and an MBA from New York University.

Mr. Brady, age 39, has served as the Company’s Controller since July 2015. Prior to that, Mr. Brady served as the Company’s Assistant Controller from September 2013 until July 2015 and as Manager, Corporate Accounting and Financial Reporting from May 2012 until September 2013. Prior to joining the Company, Mr. Brady served as Financial Reporting Manager at Alliance Healthcare Services, Inc. Mr. Brady is a Certified Public Accountant (active). Mr. Brady received a BA in Business Administration with Accounting Emphasis from California State University, Fullerton.
There is no arrangement or understanding pursuant to which either Ms. Pinto or Mr. Brady were appointed to their respective positions, and there are no related party transactions between the Company and Ms. Pinto or Mr. Brady reportable under Item 404(a) of Regulation S-K.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENDOLOGIX, INC.

Date: June 19, 2020	/s/ John Onopchenko
John Onopchenko
Chief Executive Officer